EXHIBIT 99.1

BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
SUITE 2700
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	June 30, 2006

TO:
HSBC Bank USA, National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Asset-Backed Certificates, Series 2006-WF1

ATTENTION:	Elena Zheng

FACSIMILE:	212-525-1300

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNHEL6WF1

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and HSBC Bank USA, National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Asset-Backed Certificates, Series 2006-WF1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Pooling and Servicing Agreement, (the “Pooling and
Reference Number: FXNHEL6WF1
HSBC Bank USA, National Association not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Asset-Backed Certificates, Series 2006-WF1
June 30, 2006

Servicing Agreement”)., dated as of June 1, 2006, among Nomura Home Equity Loan Inc., as depositor (the “Depositor”), Nomura Credit Capital Inc. as sponsor (the “Sponsor”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	June 15, 2006

Effective Date:	June 30, 2006

Notional Amount:	With respect to the initial Calculation Period USD 609,252,000 and with respect to any subsequent Calculation Period, the lesser of:

(i) the aggregate Certificate Principal Balance of the Senior Certificates and Subordinate Certificates on the Distribution Date in the month in which the Calculation Period begins after all distributions for such Distribution Date

(ii) the amount set forth for such period in the Schedule of Scheduled Amounts attached hereto.

Termination Date:	June 25, 2011, subject to adjustment in accordance with the Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Period End Dates:	The 25th of each month in each year from (and including) July 25, 2006 to (and including) the Termination Date, with No Adjustment

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. For each Calculation Period, the Fixed Rate Payer Payment Date shall be the first Business Day prior to the related Fixed Rate Payer Period End Date.

Fixed Rate:	5.614%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer Period End Dates:	The 25th calendar day of each month in each year from (and including) July 25, 2006 to (and including) the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. For each Calculation Period, the Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month, except with respect to the initial Calculation Period for which the Designated Maturity shall be the Linear Interpolation of the two weeks and the one month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Day Convention:	Following

Business Days:	New York

Calculation Agent:	BSFP

3.	Additional Provisions:
1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.	Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)  The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The “Bankruptcy” provision of Section 5(a)(vii)(2) of this Agreement will be inapplicable to Counterparty.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:
(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a) (iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust under the Pooling and Servicing Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Counterparty	An executed copy of the Pooling and Servicing Agreement	Within 30 days after the Effective Date of this Agreement.	No

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address: 383 Madison Avenue, New York, New York 10179
Attention: DPC Manager
Facsimile: (212) 272-5823

with a copy to:

Address: One Metrotech Center North, Brooklyn, New York 11201
Attention: Derivative Operations - 7th Floor
Facsimile: (212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

HSBC Bank USA, N.A.
Corporate Trust And Loan Agency
452 5th Avenue
New York, NY 10018

(For all purposes)

With a copy to:
Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, MD 21045
Attn: Client Services Manager, NHEL 2006-WF1

(b) Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:   Not Applicable

The Counterparty appoints as its Process Agent:      Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the laws of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Proceedings. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the Counterparty, the Supplemental Interest trust, or the trust created pursuant to the Pooling and Servicing Agreement any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and any notes backed by the Certificates (the “Notes”) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m) Limited Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Additional Definitional Provisions. As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” means Standard & Poor's Ratings Services, or any successor.

“Fitch” means Fitch Ratings, or any successor

“DBRS” means Dominion Bond Rating Service, or any successor

(p) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by HSBC Bank USA, National Association (“HSBC”) not individually or personally but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by HSBC but is made and intended for the purpose of binding only the Supplemental Interest Trust, (c) nothing herein contained shall be construed as creating any liability on HSBC individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve HSBC from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall HSBC be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Agreement or any other related documents.

(q) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Rating Agency Downgrade. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is reduced below “AA-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “Aa3” by Moody’s (such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each of S&P and Fitch (and together with S&P, Moodys and DBRS, the “Swap Rating Agencies”), has reconfirmed the rating of the Certificates and any Notes, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense and subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement or (iii) post collateral. BSFP’s failure to do any of the foregoing shall, at the Counterparty’s option, constitute an Additional Termination Event with BSFP as the Affected Party. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

9) Payment Instructions. BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to the Counterparty under this Agreement shall be paid to the Trustee at the account specified in Section 5.

10) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

(5) Eligible Contract Participant. It constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of S&P, Moody’s, DBRS and Fitch have been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of any Certificates or Notes.

12) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement.

13) Additional Termination Events.

The following Additional Termination Events will apply:

(a) If a Rating Agency Downgrade has occurred and BSFP has not complied with Section 8 above, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) If, without the prior written consent of BSFP where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of BSFP under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

(c) If the Trustee is unable to pay, or fails or admits in writing its inability to pay, on any Distribution Date, any Current Interest with respect to the Class A Certificates or any amount in respect of principal with respect to the Class A Certificates, in either case to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates on such Distribution Date, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event;

(d) An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article X of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).

With respect to such Additional Termination Event:

(i) Counterparty shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction;

(ii) notwithstanding anything to the contrary in Section 6(b)(iv) of the ISDA Form Master Agreement or Section 6(c)(i) of the ISDA Form Master Agreement, the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date in respect of all Affected Transactions;

(iii) Section 2(a)(iii)(2) of the ISDA Form Master Agreement shall not be applicable to any Affected Transaction; notwithstanding anything to the contrary in Section 6(c)(ii) of the ISDA Form Master Agreement, payments and deliveries under Section 2(a)(i) of the ISDA Form Master Agreement or Section 2(e) of the ISDA Form Master Agreement in respect of the Terminated Transactions will be required to be made through and including the Early Termination Date; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to the Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of an Early Termination Date;

(iv) notwithstanding anything to the contrary in Section 6(d)(i) of the ISDA Form Master Agreement, (A) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Securities Administrator requests the amount of the Estimated Swap Termination Payment, BSFP shall provide to the Securities Administrator in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (B) if the Securities Administrator provides written notice (which may be done in electronic format) to BSFP no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then BSFP shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Form Master Agreement (as amended herein) and provide to the Securities Administrator in writing (which may be done in electronic format) the amount payable by either Counterparty or BSFP in respect of the related Early Termination Date; provided, however, that the amount payable by Counterparty, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due by the Counterparty pursuant to Section 6(e) of the ISDA Form Master Agreement and (y) the Estimated Swap Termination Payment;

(v) notwithstanding anything to the contrary in Section 6(d)(ii) of the ISDA Form Master Agreement, any amount due from the Counterparty to BSFP in respect of the Early Termination Date will be payable on the Early Termination Date and any amount due from BSFP to the Counterparty in respect of the Early Termination Date will be payable one Business Day prior to the Early Termination Date; and

(vi) for purposes of determining the payment under Section 6(e) of the ISDA Form Master Agreement, for all Calculation Periods beginning on or after the Early Termination Date, the definition of Notional Amount in the Confirmation shall be deleted in its entirety and replaced with the following: “With respect to each Calculation Period, the Scheduled Amount for such Calculation Period as set forth in the Schedule of Scheduled Amounts attached hereto multiplied by the quotient of (A) the Notional Amount for the Calculation Period immediately prior to the Early Termination Date divided by (B) the Scheduled Amount for the Calculation Period immediately prior to the Early Termination Date as set forth in the Schedule of Scheduled Amounts attached hereto.

“Estimated Swap Termination Payment” shall mean, with respect to an Early Termination Date, an amount determined by BSFP in its sole discretion as the maximum payment that could be owed by Counterparty with respect to such Early Termination Date pursuant to Section 6(e) of the ISDA Form Master Agreement taking into account then current market conditions.

The Securities Administrator shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Securities Administrator’s rights specified in Paragraph 13(d) hereof.

14) At least three Business Days prior to each Payment Date, Counterparty shall provide or make available to BSFP a statement indicating the outstanding principal balance of the Senior Certificates and Subordinate Certificates as of the last day of the month in which the Calculation Period begins

15) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that Nomura Home Equity Loan, Inc. (“Nomura”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, Nomura requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Nomura, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall(1)(a) either (i) provide to Nomura the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word® or Microsoft Excel® format but not in .pdf format) or (ii) provide written consent to Nomura to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm’s report relating to their audits of such current Swap Financial Disclosure in the Exchange Act Reports of the Nomura, and (c) provide to the Nomura any updated Swap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Swap Financial Disclosure, (2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (3) obtain a guaranty of the BSFP’s obligations under this Agreement, subject to Rating Agency Condition, from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure.

(iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to Nomura in accordance with clause (iii)(a) of paragraph 15 or causes its affiliate to provide Swap Financial Disclosure to Nomura in accordance with clause (iii)(c) of paragraph 15, it will indemnify and hold harmless Nomura, its respective directors or officers and any person controlling Nomura, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) Nomura shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Nomura’s rights explicitly specified herein.

16)	Pooling and Servicing Agreement.

BSFP hereby agrees that, notwithstanding any provision of this agreement to the contrary, Counterparty’s obligations to pay any amounts owing under this Agreement shall be subject to Section 5.04 of the Pooling and Servicing Agreement and BSFP right to receive payment of such amounts shall be subject to Section 5.04 of the Pooling and Servicing Agreement

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and Settlement Information:
Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty: Wells Fargo Bank, NA ABA 121-000-248 Account Number: 3970771416 Account Name: Corporate Trust Clearing FFC: 50932101, NHEL 2006-WF1 Supplemental Interest Trust Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:	/s/ Annie Manevitz
Name:	Annie Manevitz
Title:	Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC BANK USA, NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO NOMURA HOME EQUITY LOAN, INC., HOME EQUITY LOAN TRUST, SERIES 2006-WF1

By:	/s/ Elena Zheng
Name:	Elena Zheng
Title:	Assistant Vice President HSBC Bank USA, N.A.

SCHEDULE OF SCHEDULED AMOUNTS
(with respect to the Floating Amounts all such dates are subject to adjustment in accordance with the Business Day Convention and with respect to the
Fixed Amounts all such dates not subject to adjustment )

From and including	To but excluding	Scheduled Amount (USD)
Effective Date	7/25/2006	609,252,000
7/25/2006	8/25/2006	598,638,000
8/25/2006	9/25/2006	587,074,000
9/25/2006	10/25/2006	574,601,000
10/25/2006	11/25/2006	561,260,000
11/25/2006	12/25/2006	547,096,000
12/25/2006	1/25/2007	532,162,000
1/25/2007	2/25/2007	516,524,000
2/25/2007	3/25/2007	501,334,000
3/25/2007	4/25/2007	486,581,000
4/25/2007	5/25/2007	472,250,000
5/25/2007	6/25/2007	458,330,000
6/25/2007	7/25/2007	444,809,000
7/25/2007	8/25/2007	431,676,000
8/25/2007	9/25/2007	418,919,000
9/25/2007	10/25/2007	406,528,000
10/25/2007	11/25/2007	394,492,000
11/25/2007	12/25/2007	382,801,000
12/25/2007	1/25/2008	371,331,000
1/25/2008	2/25/2008	95,282,000
2/25/2008	3/25/2008	92,610,000
3/25/2008	4/25/2008	90,026,000
4/25/2008	5/25/2008	87,525,000
5/25/2008	6/25/2008	85,103,000
6/25/2008	7/25/2008	82,943,000
7/25/2008	8/25/2008	80,838,000
8/25/2008	9/25/2008	78,787,000
9/25/2008	10/25/2008	76,788,000
10/25/2008	11/25/2008	74,840,000
11/25/2008	12/25/2008	72,941,000
12/25/2008	1/25/2009	71,091,000
1/25/2009	2/25/2009	64,543,000
2/25/2009	3/25/2009	62,956,000
3/25/2009	4/25/2009	61,407,000
4/25/2009	5/25/2009	59,896,000
5/25/2009	6/25/2009	58,422,000
6/25/2009	7/25/2009	56,984,000
7/25/2009	8/25/2009	55,580,000
8/25/2009	9/25/2009	54,211,000
9/25/2009	10/25/2009	52,875,000
10/25/2009	11/25/2009	51,572,000
11/25/2009	12/25/2009	50,300,000
12/25/2009	1/25/2010	49,059,000
1/25/2010	2/25/2010	47,849,000
2/25/2010	3/25/2010	46,667,000
3/25/2010	4/25/2010	45,515,000
4/25/2010	5/25/2010	44,391,000
5/25/2010	6/25/2010	43,294,000
6/25/2010	7/25/2010	42,224,000
7/25/2010	8/25/2010	41,180,000
8/25/2010	9/25/2010	40,162,000
9/25/2010	10/25/2010	39,168,000
10/25/2010	11/25/2010	38,199,000
11/25/2010	12/25/2010	37,253,000
12/25/2010	1/25/2011	36,329,000
1/25/2011	2/25/2011	35,429,000
2/25/2011	3/25/2011	34,550,000
3/25/2011	4/25/2011	33,692,000
4/25/2011	5/25/2011	32,856,000
5/25/2011	Termination Date	32,040,000